                                 EXHIBIT (13)

                         PERFORMANCE DATA CALCULATIONS

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Print Macro :  Privilege Select Variable Annuity

       1. Standard average annual total return (1.25%) (w/ surr)

       2. Standard average annual total return (1.40%) (w/ surr)

       3. Non Standard subaccount average annual and total return (1.25%) (w/o surr)

       4. Non Standard subaccount average annual and total return (1.40%) (w/o surr)

       5. Non Standard average annual and total return (1.25%) (w/o surr)

       6. Non Standard average annual and total return (1.40%) (w/o surr)

       7. Non Standard Yearly average return (1.25%) (w/o surr)

       8. Non Standard Yearly average return (1.40%) (w/o surr)

       9. Check Returns %

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

1. Standard average annual total return (1.25%) (w/ surr)

------------------------------------------------------------------------------------------------------------------------------------
Privilege Select Variable Annuity (1.25%)                                          Standard Average Annual Total Return
Variable Annuity (1.25%)
                                                                      --------------------------------------------------------------
Performance Values                                                                                  Sin. Inception of   Inception of
(With Surrender Charge)                                               One Year  Five Year  Ten Year   Subaccount to      Subaccount
--------------------------------------------------------------------
Fund No:   Fund Name:                                                                                  12-31-2000           Date
------------------------------------------------------------------------------------------------------------------------------------
  455      VIP High Income Portfolio - SC2                               N/A       N/A        N/A        -22.66%         Aug-31-2000
  456      VIP Equity-Income Portfolio - SC2                             N/A       N/A        N/A         -1.14%         Aug-31-2000
  457      VIP Growth Portfolio - SC2                                    N/A       N/A        N/A        -25.19%         Aug-31-2000
  458      VIP II Index 500 Portfolio - SC2                              N/A       N/A        N/A        -18.58%         Aug-31-2000
  459      VIP II Contrafund Portfolio - SC2                             N/A       N/A        N/A        -14.23%         Aug-31-2000
  460      VIP III Mid Cap Portfolio - SC2                               N/A       N/A        N/A         -5.10%         Aug-31-2000
  461      MFS Bond Series                                               N/A       N/A        N/A         -2.17%         Aug-31-2000
  462      MFS Capital Opportunities Series                              N/A       N/A        N/A        -22.64%         Aug-31-2000
  464      MFS Growth Series                                             N/A       N/A        N/A        -21.68%         Aug-31-2000
  466      MFS New Discovery Series                                      N/A       N/A        N/A        -18.86%         Aug-31-2000
  467      MFS Utilities Series                                          N/A       N/A        N/A         -7.39%         Aug-31-2000
  463      MFS Emerging Growth Series                                    N/A       N/A        N/A        -29.98%         Aug-31-2000
  465      MFS Research Series                                           N/A       N/A        N/A        -23.17%         Aug-31-2000
  468      Oppenheimer Capital Appreciation Fund / VA                    N/A       N/A        N/A        -19.77%         Aug-31-2000
  469      Oppenheimer Global Securities Fund / VA                       N/A       N/A        N/A        -13.67%         Aug-31-2000
  470      Oppenheimer Main Street Growth and Income Fund / VA           N/A       N/A        N/A        -21.04%         Aug-31-2000
  471      Oppenheimer Multiple Strategies Fund / VA                     N/A       N/A        N/A        -10.13%         Aug-31-2000
  472      Oppenheimer Strategic Bond Fund / VA                          N/A       N/A        N/A         -6.90%         Aug-31-2000
  473      STI Capital Appreciation Fund                                 N/A       N/A        N/A        -14.20%         Aug-31-2000
  474      STI Growth and Income Fund                                    N/A       N/A        N/A         -8.02%         Aug-31-2000
  475      STI International Equity Fund                                 N/A       N/A        N/A         -8.58%         Aug-31-2000
  476      STI Investment Grade Bond Fund                                N/A       N/A        N/A         -1.17%         Aug-31-2000
  477      STI Mid-Cap Equity Fund                                       N/A       N/A        N/A        -23.54%         Aug-31-2000
  479      STI Small Cap Equity Fund                                     N/A       N/A        N/A         -1.94%         Aug-31-2000
  478      STI Quality Growth Stock Fund                                 N/A       N/A        N/A        -19.12%         Aug-31-2000
  480      STI Value Income Stock Fund                                   N/A       N/A        N/A          4.15%         Aug-31-2000
  481      WRL Goldman Sachs Small Cap                                   N/A       N/A        N/A        -13.02%         Aug-31-2000
  482      WRL VKAM Emerging Growth                                      N/A       N/A        N/A        -35.35%         Aug-31-2000
  484      Janus - Capital Appreciation Portfolio                        N/A       N/A        N/A        -26.99%         Aug-31-2000
  483      Janus - Aggressive Growth Portfolio                           N/A       N/A        N/A        -43.84%         Aug-31-2000
  487      Janus - Worldwide Growth Portfolio                            N/A       N/A        N/A        -25.56%         Aug-31-2000
  485      Janus - Growth Portfolio                                      N/A       N/A        N/A        -27.48%         Aug-31-2000
  486      Janus - International Portfolio                               N/A       N/A        N/A        -25.30%         Aug-31-2000
           Putnam VT Health Sciences Fund                                N/A       N/A        N/A          N/A           May-01-2001
           Putnam VT International Growth Fund                           N/A       N/A        N/A          N/A           May-01-2001
           Putnam VT New Value Fund                                      N/A       N/A        N/A          N/A           May-01-2001
           Putnam VT Technology Fund                                     N/A       N/A        N/A          N/A           May-01-2001
           Putnam VT Vista Fund                                          N/A       N/A        N/A          N/A           May-01-2001
           Putnam VT Voyager Fund II                                     N/A       N/A        N/A          N/A           May-01-2001

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

2. Standard average annual total return (1.40%) (w/ surr)

------------------------------------------------------------------------------------------------------------------------------------

Privilege Select Variable Annuity (1.40%)                                         Standard Average Annual Total Return
Variable Annuity (1.40%)
                                                                   -----------------------------------------------------------------
Performance Values                                                                                 Sin. Inception of    Inception of
(With Surrender Charge)                                            One Year  Five Year  Ten Year     Subaccount to       Subaccount
------------------------------------------------------------------
Fund No:  Fund Name:                                                                                  12-31-2000            Date
------------------------------------------------------------------------------------------------------------------------------------
  489     VIP High Income Portfolio - SC2                             N/A       N/A       N/A            -22.70%         Aug-31-2000
  490     VIP Equity-Income Portfolio - SC2                           N/A       N/A       N/A             -1.19%         Aug-31-2000
  491     VIP Growth Portfolio - SC2                                  N/A       N/A       N/A            -25.23%         Aug-31-2000
  492     VIP II Index 500 Portfolio - Initial                        N/A       N/A       N/A            -18.62%         Aug-31-2000
  493     VIP II Contrafund Portfolio - SC2                           N/A       N/A       N/A            -14.28%         Aug-31-2000
  494     VIP III Mid Cap Portfolio - SC2                             N/A       N/A       N/A             -5.15%         Aug-31-2000
  495     MFS Bond Series                                             N/A       N/A       N/A             -2.22%         Aug-31-2000
  496     MFS Capital Opportunities Series                            N/A       N/A       N/A            -22.68%         Aug-31-2000
  498     MFS Growth Series                                           N/A       N/A       N/A            -21.72%         Aug-31-2000
  500     MFS New Discovery Series                                    N/A       N/A       N/A            -18.90%         Aug-31-2000
  501     MFS Utilities Series                                        N/A       N/A       N/A             -7.44%         Aug-31-2000
  497     MFS Emerging Growth Series                                  N/A       N/A       N/A            -30.01%         Aug-31-2000
  499     MFS Research Series                                         N/A       N/A       N/A            -23.21%         Aug-31-2000
  502     Oppenheimer Capital Appreciation Fund / VA                  N/A       N/A       N/A            -19.82%         Aug-31-2000
  503     Oppenheimer Global Securities Fund / VA                     N/A       N/A       N/A            -13.71%         Aug-31-2000
  504     Oppenheimer Main Street Growth and Income Fund / VA         N/A       N/A       N/A            -21.08%         Aug-31-2000
  505     Oppenheimer Multiple Strategies Fund / VA                   N/A       N/A       N/A            -10.18%         Aug-31-2000
  506     Oppenheimer Strategic Bond Fund / VA                        N/A       N/A       N/A             -6.95%         Aug-31-2000
  507     STI Capital Appreciation Fund                               N/A       N/A       N/A            -14.25%         Aug-31-2000
  508     STI Growth and Income Fund                                  N/A       N/A       N/A             -8.06%         Aug-31-2000
  509     STI International Equity Fund                               N/A       N/A       N/A             -8.63%         Aug-31-2000
  510     STI Investment Grade Bond Fund                              N/A       N/A       N/A             -1.23%         Aug-31-2000
  511     STI Mid-Cap Equity Fund                                     N/A       N/A       N/A            -23.59%         Aug-31-2000
  513     STI Small Cap Equity Fund                                   N/A       N/A       N/A             -1.99%         Aug-31-2000
  512     STI Quality Growth Stock Fund                               N/A       N/A       N/A            -19.16%         Aug-31-2000
  514     STI Value Income Stock Fund                                 N/A       N/A       N/A              4.10%         Aug-31-2000
  515     WRL Goldman Sachs Small Cap                                 N/A       N/A       N/A            -13.07%         Aug-31-2000
  516     WRL VKAM Emerging Growth                                    N/A       N/A       N/A            -35.38%         Aug-31-2000
  518     Janus - Capital Appreciation Portfolio                      N/A       N/A       N/A            -27.03%         Aug-31-2000
  517     Janus - Aggressive Growth Portfolio                         N/A       N/A       N/A            -43.87%         Aug-31-2000
  521     Janus - Worldwide Growth Portfolio                          N/A       N/A       N/A            -25.60%         Aug-31-2000
  519     Janus - Growth Portfolio                                    N/A       N/A       N/A            -27.52%         Aug-31-2000
  520     Janus - International Portfolio                             N/A       N/A       N/A            -25.34%         Aug-31-2000
          Putnam VT Health Sciences Fund                              N/A       N/A       N/A              N/A           May-01-2001
          Putnam VT International Growth Fund                         N/A       N/A       N/A              N/A           May-01-2001
          Putnam VT New Value Fund                                    N/A       N/A       N/A              N/A           May-01-2001
          Putnam VT Technology Fund                                   N/A       N/A       N/A              N/A           May-01-2001
          Putnam VT Vista Fund                                        N/A       N/A       N/A              N/A           May-01-2001
          Putnam VT Voyager Fund II                                   N/A       N/A       N/A              N/A           May-01-2001

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

3. Nonstandard subaccount average annual total return (1.25%) (w/o surr)

------------------------------------------------------------------------------------------------------------------------------------

Privilege Select Variable Annuity (1.25%)                                       Non Standard Average Annual Total Return
Variable Annuity (1.25%)
                                                                   -----------------------------------------------------------------
Performance Values                                                                                 Sin. Inception of    Inception of
(Without surrender charge)                                         One Year  Five Year  Ten Year     Subaccount to       Subaccount
-------------------------------------------------------------------
Fund No:  Fund Name:                                                                                   12-31-2000           Date
------------------------------------------------------------------------------------------------------------------------------------
  455     VIP High Income Portfolio - SC2                             N/A       N/A       N/A            -13.07%         Aug-31-2000
  456     VIP Equity-Income Portfolio - SC2                           N/A       N/A       N/A              4.27%         Aug-31-2000
  457     VIP Growth Portfolio - SC2                                  N/A       N/A       N/A            -19.64%         Aug-31-2000
  458     VIP II Index 500 Portfolio - SC2                            N/A       N/A       N/A            -13.07%         Aug-31-2000
  459     VIP II Contrafund Portfolio - SC2                           N/A       N/A       N/A             -8.75%         Aug-31-2000
  460     VIP III Mid Cap Portfolio - SC2                             N/A       N/A       N/A              0.34%         Aug-31-2000
  461     MFS Bond Series                                             N/A       N/A       N/A              3.24%         Aug-31-2000
  462     MFS Capital Opportunities Series                            N/A       N/A       N/A            -17.11%         Aug-31-2000
  464     MFS Growth Series                                           N/A       N/A       N/A            -16.15%         Aug-31-2000
  466     MFS New Discovery Series                                    N/A       N/A       N/A            -13.35%         Aug-31-2000
  467     MFS Utilities Series                                        N/A       N/A       N/A             -1.95%         Aug-31-2000
  463     MFS Emerging Growth Series                                  N/A       N/A       N/A            -24.40%         Aug-31-2000
  465     MFS Research Series                                         N/A       N/A       N/A            -17.63%         Aug-31-2000
  468     Oppenheimer Capital Appreciation Fund / VA                  N/A       N/A       N/A            -14.25%         Aug-31-2000
  469     Oppenheimer Global Securities Fund / VA                     N/A       N/A       N/A             -8.19%         Aug-31-2000
  470     Oppenheimer Main Street Growth and Income Fund / VA         N/A       N/A       N/A            -15.51%         Aug-31-2000
  471     Oppenheimer Multiple Strategies Fund / VA                   N/A       N/A       N/A             -4.67%         Aug-31-2000
  472     Oppenheimer Strategic Bond Fund / VA                        N/A       N/A       N/A             -1.46%         Aug-31-2000
  473     STI Capital Appreciation Fund                               N/A       N/A       N/A             -8.72%         Aug-31-2000
  474     STI Growth and Income Fund                                  N/A       N/A       N/A             -2.57%         Aug-31-2000
  475     STI International Equity Fund                               N/A       N/A       N/A             -3.13%         Aug-31-2000
  476     STI Investment Grade Bond Fund                              N/A       N/A       N/A              4.23%         Aug-31-2000
  477     STI Mid-Cap Equity Fund                                     N/A       N/A       N/A            -18.00%         Aug-31-2000
  479     STI Small Cap Equity Fund                                   N/A       N/A       N/A              3.47%         Aug-31-2000
  478     STI Quality Growth Stock Fund                               N/A       N/A       N/A            -13.60%         Aug-31-2000
  480     STI Value Income Stock Fund                                 N/A       N/A       N/A              9.53%         Aug-31-2000
  481     WRL Goldman Sachs Small Cap                                 N/A       N/A       N/A             -7.55%         Aug-31-2000
  482     WRL VKAM Emerging Growth                                    N/A       N/A       N/A            -29.73%         Aug-31-2000
  484     Janus - Capital Appreciation Portfolio                      N/A       N/A       N/A            -21.43%         Aug-31-2000
  483     Janus - Aggressive Growth Portfolio                         N/A       N/A       N/A            -38.17%         Aug-31-2000
  487     Janus - Worldwide Growth Portfolio                          N/A       N/A       N/A            -20.01%         Aug-31-2000
  485     Janus - Growth Portfolio                                    N/A       N/A       N/A            -21.92%         Aug-31-2000
  486     Janus - International Portfolio                             N/A       N/A       N/A            -19.75%         Aug-31-2000
          Putnam VT Health Sciences Fund                              N/A       N/A       N/A              N/A           May-01-2001
          Putnam VT International Growth Fund                         N/A       N/A       N/A              N/A           May-01-2001
          Putnam VT New Value Fund                                    N/A       N/A       N/A              N/A           May-01-2001
          Putnam VT Technology Fund                                   N/A       N/A       N/A              N/A           May-01-2001
          Putnam VT Vista Fund                                        N/A       N/A       N/A              N/A           May-01-2001
          Putnam VT Voyager Fund II                                   N/A       N/A       N/A              N/A           May-01-2001
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

4. Nonstandard subaccount average annual total return (1.40%) (w/o surr)

------------------------------------------------------------------------------------------------------------------------------------

Privilege Select Variable Annuity (1.40%)                                        Non Standard Average Annual Total Return
Variable Annuity (1.40%)
                                                                   -----------------------------------------------------------------
Performance Values                                                                                 Sin. Inception of    Inception of
(Without surrender charge)                                         One Year  Five Year  Ten Year     Subaccount to       Subaccount
------------------------------------------------------------------
Fund No:  Fund Name:                                                                                   12-31-2000           Date
------------------------------------------------------------------------------------------------------------------------------------
  489     VIP High Income Portfolio - SC2                             N/A       N/A       N/A            -17.17%         Aug-31-2000
  490     VIP Equity-Income Portfolio - SC2                           N/A       N/A       N/A              4.22%         Aug-31-2000
  491     VIP Growth Portfolio - SC2                                  N/A       N/A       N/A            -19.67%         Aug-31-2000
  492     VIP II Index 500 Portfolio - Initial                        N/A       N/A       N/A            -13.11%         Aug-31-2000
  493     VIP II Contrafund Portfolio - SC2                           N/A       N/A       N/A             -8.79%         Aug-31-2000
  494     VIP III Mid Cap Portfolio - SC2                             N/A       N/A       N/A              0.29%         Aug-31-2000
  495     MFS Bond Series                                             N/A       N/A       N/A              3.19%         Aug-31-2000
  496     MFS Capital Opportunities Series                            N/A       N/A       N/A            -17.15%         Aug-31-2000
  498     MFS Growth Series                                           N/A       N/A       N/A            -16.19%         Aug-31-2000
  500     MFS New Discovery Series                                    N/A       N/A       N/A            -13.39%         Aug-31-2000
  501     MFS Utilities Series                                        N/A       N/A       N/A             -1.99%         Aug-31-2000
  497     MFS Emerging Growth Series                                  N/A       N/A       N/A            -24.43%         Aug-31-2000
  499     MFS Research Series                                         N/A       N/A       N/A            -17.67%         Aug-31-2000
  502     Oppenheimer Capital Appreciation Fund / VA                  N/A       N/A       N/A            -14.30%         Aug-31-2000
  503     Oppenheimer Global Securities Fund / VA                     N/A       N/A       N/A             -8.23%         Aug-31-2000
  504     Oppenheimer Main Street Growth and Income Fund / VA         N/A       N/A       N/A            -15.55%         Aug-31-2000
  505     Oppenheimer Multiple Strategies Fund / VA                   N/A       N/A       N/A             -4.72%         Aug-31-2000
  506     Oppenheimer Strategic Bond Fund / VA                        N/A       N/A       N/A             -1.51%         Aug-31-2000
  507     STI Capital Appreciation Fund                               N/A       N/A       N/A             -8.76%         Aug-31-2000
  508     STI Growth and Income Fund                                  N/A       N/A       N/A             -2.61%         Aug-31-2000
  509     STI International Equity Fund                               N/A       N/A       N/A             -3.17%         Aug-31-2000
  510     STI Investment Grade Bond Fund                              N/A       N/A       N/A              4.18%         Aug-31-2000
  511     STI Mid-Cap Equity Fund                                     N/A       N/A       N/A            -18.04%         Aug-31-2000
  513     STI Small Cap Equity Fund                                   N/A       N/A       N/A              3.42%         Aug-31-2000
  512     STI Quality Growth Stock Fund                               N/A       N/A       N/A            -13.64%         Aug-31-2000
  514     STI Value Income Stock Fund                                 N/A       N/A       N/A              9.47%         Aug-31-2000
  515     WRL Goldman Sachs Small Cap                                 N/A       N/A       N/A             -7.59%         Aug-31-2000
  516     WRL VKAM Emerging Growth                                    N/A       N/A       N/A            -29.77%         Aug-31-2000
  518     Janus - Capital Appreciation Portfolio                      N/A       N/A       N/A            -21.47%         Aug-31-2000
  517     Janus - Aggressive Growth Portfolio                         N/A       N/A       N/A            -38.20%         Aug-31-2000
  521     Janus - Worldwide Growth Portfolio                          N/A       N/A       N/A            -20.04%         Aug-31-2000
  519     Janus - Growth Portfolio                                    N/A       N/A       N/A            -21.95%         Aug-31-2000
  520     Janus - International Portfolio                             N/A       N/A       N/A            -19.79%         Aug-31-2000
          Putnam VT Health Sciences Fund                              N/A       N/A       N/A              N/A           May-01-2001
          Putnam VT International Growth Fund                         N/A       N/A       N/A              N/A           May-01-2001
          Putnam VT New Value Fund                                    N/A       N/A       N/A              N/A           May-01-2001
          Putnam VT Technology Fund                                   N/A       N/A       N/A              N/A           May-01-2001
          Putnam VT Vista Fund                                        N/A       N/A       N/A              N/A           May-01-2001
          Putnam VT Voyager Fund II                                   N/A       N/A       N/A              N/A           May-01-2001

------------------------------------------------------------------------------------------------------------------------------------

5. Non Standard average annual and total return (1.25%) (w/o surr)

------------------------------------------------------------------------------------------------------------------------------------

Privilege Select Variable Annuity (1.25%)                          Non Standard Average Annual and Total Return to December 31 2000
Variable Annuity (1.25%)
                                                                   -----------------------------------------------------------------
Performance Values                                                        Total Return                      Average Return
                                                                   -----------------------------------------------------------------
(Without Surrender Charge)                                                             Year
------------------------------------------------------------------
Fund No:  Fund Name:                                               Month    Quarter   to date     One Year   Three Year   Five Year
------------------------------------------------------------------------------------------------------------------------------------
  455     VIP High Income Portfolio - SC2                           2.03%  -14.60%    -23.83%     -23.83%      -8.42%       0.09%
  456     VIP Equity-Income Portfolio - SC2                         4.12%    3.61%      6.80%       6.80%       7.28%      12.01%
  457     VIP Growth Portfolio - SC2                                0.13%  -12.46%    -12.30%     -12.30%      17.87%      17.75%
  458     VIP II Index 500 Portfolio - SC2                          0.38%   -8.11%    -15.65%     -15.65%       8.37%      15.14%
  459     VIP II Contrafund Portfolio - SC2                         3.22%   -6.92%     -7.98%      -7.98%      13.14%      16.28%
  460     VIP III Mid Cap Portfolio - SC2                           7.55%   -0.26%     31.72%      31.72%       N/A         N/A
  461     MFS Bond Series                                           2.16%    3.34%      7.87%       7.87%       3.42%       3.94%
  462     MFS Capital Opportunities Series                          6.42%  -12.53%     -4.83%      -4.83%      20.19%       N/A
  464     MFS Growth Series                                         1.70%  -13.02%     -7.32%      -7.32%       N/A         N/A
  466     MFS New Discovery Series                                 10.33%  -10.01%     -5.01%      -5.01%       N/A         N/A
  467     MFS Utilities Series                                      6.31%   -2.78%      5.75%       5.75%      16.80%      19.40%
  463     MFS Emerging Growth Series                                4.47%  -19.35%    -20.60%     -20.60%      22.48%      20.66%
  465     MFS Research Series                                       1.96%  -12.88%     -6.02%      -6.02%      11.96%      15.04%
  468     Oppenheimer Capital Appreciation Fund / VA                3.15%   -8.62%     -1.45%      -1.45%      19.09%      21.19%
  469     Oppenheimer Global Securities Fund / VA                   5.43%   -3.80%      3.80%       3.80%      22.36%      20.85%
  470     Oppenheimer Main Street Growth and Income Fund / VA       2.06%  -10.16%     -9.90%      -9.90%       3.85%      13.92%
  471     Oppenheimer Multiple Strategies Fund / VA                 5.04%   -0.85%      5.13%       5.13%       6.93%      10.06%
  472     Oppenheimer Strategic Bond Fund / VA                      2.53%   -0.52%      1.37%       1.37%       1.51%       4.45%
  473     STI Capital Appreciation Fund                             2.39%   -3.73%      1.75%       1.75%      11.66%      18.07%
  474     STI Growth and Income Fund                                0.56%   -2.28%      7.98%       7.98%       N/A         N/A
  475     STI International Equity Fund                             5.18%    0.96%     -4.63%      -4.63%       3.90%       N/A
  476     STI Investment Grade Bond Fund                            2.06%    2.43%      4.28%       4.28%       3.04%       3.50%
  477     STI Mid-Cap Equity Fund                                   5.87%  -13.51%     -4.12%      -4.12%       4.54%       9.59%
  479     STI Small Cap Equity Fund                                11.09%    8.49%     14.56%      14.56%      -2.25%       N/A
  478     STI Quality Growth Stock Fund                             1.05%   -8.18%     -4.34%      -4.34%       N/A         N/A
  480     STI Value Income Stock Fund                               6.44%   10.52%      8.49%       8.49%       4.03%      10.57%
  481     WRL Goldman Sachs Small Cap                              10.01%   -4.52%     -3.56%      -3.56%       N/A         N/A
  482     WRL VKAM Emerging Growth                                  4.46%  -26.03%    -13.00%     -13.00%      33.75%      27.51%
  484     Janus - Capital Appreciation Portfolio                    2.63%  -17.75%    -19.10%     -19.10%       N/A         N/A
  483     Janus - Aggressive Growth Portfolio                       3.41%  -31.58%    -32.62%     -32.62%       N/A         N/A
  487     Janus - Worldwide Growth Portfolio                       -0.56%  -13.20%    -17.01%     -17.01%       N/A         N/A
  485     Janus - Growth Portfolio                                 -1.00%  -17.31%    -19.20%     -19.20%       N/A         N/A
  486     Janus - International Portfolio                           0.79%  -13.18%    -17.18%     -17.18%       N/A         N/A
          Putnam VT Health Sciences Fund                            4.41%   -1.13%     37.17%      37.17%       N/A         N/A
          Putnam VT International Growth Fund                       4.89%   -2.20%    -10.75%     -10.75%      18.20%       N/A
          Putnam VT New Value Fund                                  5.78%    9.25%     20.87%      20.87%       7.83%       N/A
          Putnam VT Technology Fund                                -2.49% - 35.76%      N/A         N/A         N/A         N/A
          Putnam VT Vista Fund                                      8.00%  -21.02%     -5.29%      -5.29%      18.99%       N/A
          Putnam VT Voyager Fund II                                 3.05% - 28.81%      N/A         N/A         N/A         N/A
------------------------------------------------------------------------------------------------------------------------------------
          Money Market Yield                                       Current  4.87%    Effective      4.99%
---------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

Privilege Select Variable Annuity (1.25%)                          Non Standard Average Annual and Total Return to December 31 2000
Variable Annuity (1.25%)
                                                                   -----------------------------------------------------------------
Performance Values                                                       Average Return              Total Return      Portfolio
                                                                   --------------------------------
(Without Surrender Charge)                                                      Sin.Portfolio       Sin. Portfolio     Inception
------------------------------------------------------------------
Fund No:  Fund Name:                                               Ten Year       Inception           Inception          Date
------------------------------------------------------------------------------------------------------------------------------------
  455     VIP High Income Portfolio - SC2                            8.43%           6.93%             178.75%          Sep-19-1985
  456     VIP Equity-Income Portfolio - SC2                         15.86%          11.96%             399.44%          Oct-09-1986
  457     VIP Growth Portfolio - SC2                                18.52%          14.92%             624.06%          Oct-09-1986
  458     VIP II Index 500 Portfolio - SC2                           N/A            14.69%             214.03%          Aug-27-1992
  459     VIP II Contrafund Portfolio - SC2                          N/A            19.66%             193.40%          Jan-03-1995
  460     VIP III Mid Cap Portfolio - SC2                            N/A            41.09%              99.82%          Dec-28-1998
  461     MFS Bond Series                                            N/A             4.34%              24.68%          Oct-24-1995
  462     MFS Capital Opportunities Series                           N/A            21.50%             134.82%          Aug-14-1996
  464     MFS Growth Series                                          N/A            16.37%              28.73%          May-03-1999
  466     MFS New Discovery Series                                   N/A            20.61%              64.96%          May-01-1998
  467     MFS Utilities Series                                       N/A            21.47%             221.12%          Jan-03-1995
  463     MFS Emerging Growth Series                                 N/A            22.26%             198.63%          Jul-24-1995
  465     MFS Research Series                                        N/A            15.76%             121.67%          Jul-26-1995
  468     Oppenheimer Capital Appreciation Fund / VA                17.99%          14.95%             798.25%          Apr-03-1985
  469     Oppenheimer Global Securities Fund / VA                   14.34%          14.15%             282.76%          Nov-12-1990
  470     Oppenheimer Main Street Growth and Income Fund / VA        N/A            17.17%             138.89%          Jul-05-1995
  471     Oppenheimer Multiple Strategies Fund / VA                 10.37%           9.91%             271.77%          Feb-09-1987
  472     Oppenheimer Strategic Bond Fund / VA                       N/A             4.40%              39.14%          May-03-1993
  473     STI Capital Appreciation Fund                              N/A            18.60%             144.95%          Oct-02-1995
  474     STI Growth and Income Fund                                 N/A             7.98%               7.98%          Dec-31-1999
  475     STI International Equity Fund                              N/A             6.80%              31.40%          Nov-07-1996
  476     STI Investment Grade Bond Fund                             N/A             3.99%              22.78%          Oct-02-1995
  477     STI Mid-Cap Equity Fund                                    N/A             9.70%              62.65%          Oct-02-1995
  479     STI Small Cap Equity Fund                                  N/A            -2.82%              -8.72%          Oct-22-1997
  478     STI Quality Growth Stock Fund                              N/A            -4.32%              -4.34%          Dec-30-1999
  480     STI Value Income Stock Fund                                N/A            11.46%              76.81%          Oct-02-1995
  481     WRL Goldman Sachs Small Cap                                N/A             7.27%              12.40%          May-03-1999
  482     WRL VKAM Emerging Growth                                   N/A            24.34%             452.01%          Mar-01-1993
  484     Janus - Capital Appreciation Portfolio                     N/A           -19.10%             -19.10%          Dec-31-1999
  483     Janus - Aggressive Growth Portfolio                        N/A           -32.62%             -32.62%          Dec-31-1999
  487     Janus - Worldwide Growth Portfolio                         N/A           -17.01%             -17.01%          Dec-31-1999
  485     Janus - Growth Portfolio                                   N/A           -19.20%             -19.20%          Dec-31-1999
  486     Janus - International Portfolio                            N/A           -17.18%             -17.18%          Dec-31-1999
          Putnam VT Health Sciences Fund                             N/A            13.78%              41.23%          Apr-30-1998
          Putnam VT International Growth Fund                        N/A            17.30%              89.23%          Jan-02-1997
          Putnam VT New Value Fund                                   N/A             9.83%              45.47%          Jan-02-1997
          Putnam VT Technology Fund                                  N/A           -30.81%             -30.81%          Jun-14-2000
          Putnam VT Vista Fund                                       N/A            19.64%             104.79%          Jan-02-1997
          Putnam VT Voyager Fund II                                  N/A           -28.46%             -28.46%          Sep-29-2000
------------------------------------------------------------------------------------------------------------------------------------
          Money Market Yield
--------------------------------------------------------------------

6. Non Standard average annual and total return (1.40%) (w/o surr)

------------------------------------------------------------------------------------------------------------------------------------

Privilege Select Variable Annuity (1.40%)                          Non Standard Average Annual and Total Return to December 31 2000
Variable Annuity (1.40%)
                                                                   -----------------------------------------------------------------
Performance Values                                                         Total Return                     Average Return
                                                                   -----------------------------------------------------------------
(Without Surrender Charge)                                                              Year
-------------------------------------------------------------------
Fund No:  Fund Name:                                               Month    Quarter    to Date    One Year   Three Year   Five Year
------------------------------------------------------------------------------------------------------------------------------------
  489  VIP High Income Portfolio - SC2                              2.02%   -14.63%    -23.94%     -23.94%      -8.56%       -0.06%
  490  VIP Equity-Income Portfolio - SC2                            4.11%     3.57%      6.64%       6.64%       7.12%       11.84%
  491  VIP Growth Portfolio - SC2                                   0.12%   -12.67%    -12.43%     -12.43%      17.70%       17.58%
  492  VIP II Index 500 Portfolio - Initial                         0.37%    -8.14%    -15.78%     -15.78%       8.21%       14.97%
  493  VIP II Contrafund Portfolio - SC2                            3.21%    -6.96%     -8.12%      -8.12%      12.97%       16.10%
  494  VIP III Mid Cap Portfolio - SC2                              7.53%    -0.30%     31.53%      31.53%       N/A           N/A
  495  MFS Bond Series                                              2.15%     3.30%      7.71%       7.71%       3.26%        3.78%
  496  MFS Capital Opportunities Series                             6.41%   -12.56%     -4.97%      -4.97%      20.01%         N/A
  498  MFS Growth Series                                            1.69%   -13.05%     -7.45%      -7.45%       N/A           N/A
  500  MFS New Discovery Series                                    10.32%   -10.04%     -5.15%      -5.15%       N/A           N/A
  501  MFS Utilities Series                                         6.29%    -2.82%      5.60%       5.60%      16.63%       19.22%
  497  MFS Emerging Growth Series                                   4.45%   -19.38%    -20.72%     -20.72%      22.30%       20.48%
  499  MFS Research Series                                          1.95%   -12.91%     -6.15%      -6.15%      11.80%       14.87%
  502  Oppenheimer Capital Appreciation Fund / VA                   3.14%    -8.65%     -1.60%      -1.60%      18.92%       21.01%
  503  Oppenheimer Global Securities Fund / VA                      5.42%    -3.83%      3.65%       3.65%      22.18%       20.67%
  504  Oppenheimer Main Street Growth and Income Fund / VA          2.05%   -10.19%    -10.03%     -10.03%       3.70%       13.75%
  505  Oppenheimer Multiple Strategies Fund / VA                    5.03%    -0.89%      4.98%       4.98%       6.78%        9.90%
  506  Oppenheimer Strategic Bond Fund / VA                         2.51%    -0.56%      1.22%       1.22%       1.36%        4.29%
  507  STI Capital Appreciation Fund                                2.38%    -3.77%      1.60%       1.60%      11.49%       17.90%
  508  STI Growth and Income Fund                                   0.55%    -2.31%      7.82%       7.82%       N/A           N/A
  509  STI International Equity Fund                                5.17%     0.92%     -4.77%      -4.77%       3.75%         N/A
  510  STI Investment Grade Bond Fund                               2.05%     2.39%      4.12%       4.12%       2.88%        3.35%
  511  STI Mid-Cap Equity Fund                                      5.86%   -13.54%     -4.26%      -4.26%       4.38%        9.43%
  513  STI Small Cap Equity Fund                                   11.08%     8.45%     14.39%      14.39%      -2.39%         N/A
  512  STI Quality Growth Stock Fund                                1.04%    -8.22%     -4.48%      -4.48%       N/A           N/A
  514  STI Value Income Stock Fund                                  6.43%    10.48%      8.33%       8.33%       3.88%       10.41%
  515  WRL Goldman Sachs Small Cap                                 10.00%    -4.56%     -3.70%      -3.70%       N/A           N/A
  516  WRL VKAM Emerging Growth                                     4.44%   -26.06%    -13.13%     -13.13%      33.56%       27.32%
  518  Janus - Capital Appreciation Portfolio                       2.62%   -17.78%    -19.22%     -19.22%       N/A           N/A
  517  Janus - Aggressive Growth Portfolio                          3.40%   -31.61%    -32.72%     -32.72%       N/A           N/A
  521  Janus - Worldwide Growth Portfolio                          -0.57%   -13.23%    -17.13%     -17.13%       N/A           N/A
  519  Janus - Growth Portfolio                                    -1.01%   -17.34%    -19.32%     -19.32%       N/A           N/A
  520  Janus - International Portfolio                              0.78%   -13.21%    -17.23%     -17.23%       N/A           N/A
       Putnam VT Health Sciences Fund                               4.40%    -1.17%     36.97%      36.97%       N/A           N/A
       Putnam VT International Growth Fund                          4.87%    -2.24%    -10.88%     -10.88%      18.03%         N/A
       Putnam VT New Value Fund                                     5.77%     9.21%     20.69%      20.69%       7.67%         N/A
       Putnam VT Technology Fund                                   -2.50%   -35.79%       N/A        N/A         N/A           N/A
       Putnam VT Vista Fund                                         7.99%   -21.05%     -5.44%      -5.44%      18.81%         N/A
       Putnam VT Voyager Fund II                                    3.04%   -28.84%       N/A        N/A         N/A           N/A

------------------------------------------------------------------------------------------------------------------------------------
       Money Market Yield                                          Current:   4.72%    Effective     4.84%
--------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

Privilege Select Variable Annuity (1.40%)
Variable Annuity (1.40%)
                                                                   -----------------------------------------------------------------
Performance Values                                                      Average Return                Total Return       Portfolio
                                                                   --------------------------------------------------
(Without Surrender Charge)                                                      Sin. Portfolio      Sin. Portfolio       Inception
-------------------------------------------------------------------
Fund No:  Fund Name:                                               Ten Year       Inception           Inception            Date
------------------------------------------------------------------------------------------------------------------------------------
  489  VIP High Income Portfolio - SC2                                8.27%          6.77%              172.47%         Sep-19-1985
  490  VIP Equity-Income Portfolio - SC2                             15.68%         11.79%              388.98%         Oct-09-1986
  491  VIP Growth Portfolio - SC2                                    18.35%         14.75%              608.92%         Oct-09-1986
  492  VIP II Index 500 Portfolio - Initial                           N/A           14.52%              210.17%         Aug-27-1992
  493  VIP II Contrafund Portfolio - SC2                              N/A           19.48%              190.81%         Jan-03-1995
  494  VIP III Mid Cap Portfolio - SC2                                N/A           40.88%               99.23%         Dec-28-1998
  495  MFS Bond Series                                                N/A            4.18%               23.71%         Oct-24-1995
  496  MFS Capital Opportunities Series                               N/A           21.32%              133.31%         Aug-14-1996
  498  MFS Growth Series                                              N/A           16.20%               28.42%         May-03-1999
  500  MFS New Discovery Series                                       N/A           20.43%               64.31%         May-01-1998
  501  MFS Utilities Series                                           N/A           21.30%              218.30%         Jan-03-1995
  497  MFS Emerging Growth Series                                     N/A           22.08%              196.25%         Jul-24-1995
  499  MFS Research Series                                            N/A           15.59%              119.90%         Jul-26-1995
  502  Oppenheimer Capital Appreciation Fund / VA                    17.81%         14.78%              777.51%         Apr-03-1985
  503  Oppenheimer Global Securities Fund / VA                       14.17%         13.98%              277.05%         Nov-12-1990
  504  Oppenheimer Main Street Growth and Income Fund / VA            N/A           17.00%              136.96%         Jul-05-1995
  505  Oppenheimer Multiple Strategies Fund / VA                     10.20%          9.74%              264.16%         Feb-09-1987
  506  Oppenheimer Strategic Bond Fund / VA                           N/A            4.25%               37.55%         May-03-1993
  507  STI Capital Appreciation Fund                                  N/A           18.42%              143.06%         Oct-02-1995
  508  STI Growth and Income Fund                                     N/A            7.82%                7.82%         Dec-31-1999
  509  STI International Equity Fund                                  N/A            6.64%               30.59%         Nov-07-1996
  510  STI Investment Grade Bond Fund                                 N/A            3.83%               21.82%         Oct-02-1995
  511  STI Mid-Cap Equity Fund                                        N/A            9.54%               61.38%         Oct-02-1995
  513  STI Small Cap Equity Fund                                      N/A           -2.96%               -9.16%         Oct-22-1997
  512  STI Quality Growth Stock Fund                                  N/A           -4.46%               -4.48%         Dec-30-1999
  514  STI Value Income Stock Fund                                    N/A           11.30%               75.43%         Oct-02-1995
  515  WRL Goldman Sachs Small Cap                                    N/A            7.11%               12.13%         May-03-1999
  516  WRL VKAM Emerging Growth                                       N/A           24.16%              445.68%         Mar-01-1993
  518  Janus - Capital Appreciation Portfolio                         N/A          -19.22%              -19.22%         Dec-31-1999
  517  Janus - Aggressive Growth Portfolio                            N/A          -32.72%              -32.72%         Dec-31-1999
  521  Janus - Worldwide Growth Portfolio                             N/A          -17.13%              -17.13%         Dec-31-1999
  519  Janus - Growth Portfolio                                       N/A          -19.32%              -19.32%         Dec-31-1999
  520  Janus - International Portfolio                                N/A          -17.23%              -17.23%         Dec-31-1999
       Putnam VT Health Sciences Fund                                 N/A           13.61%               40.67%         Apr-30-1998
       Putnam VT International Growth Fund                            N/A           17.12%               88.11%         Jan-02-1997
       Putnam VT New Value Fund                                       N/A            9.67%               44.60%         Jan-02-1997
       Putnam VT Technology Fund                                      N/A          -30.87%              -30.87%         Jun-14-2000
       Putnam VT Vista Fund                                           N/A           19.46%              103.58%         Jan-02-1997
       Putnam VT Voyager Fund II                                      N/A          -28.49%              -28.49%         Sep-29-2000

------------------------------------------------------------------------------------------------------------------------------------
       Money Market Yield
-------------------------------------------------------------------